As filed with the Securities and Exchange Commission
                       on February 19. 1998

                                            Registration No.

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
           --------------------------------------------
                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


             Date of Report (Date of earliest event
        reported): February 19, 1998 (February 13, 1998)


     COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
-----------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)


    Delaware                                      13-7140975
-----------------------------------------------------------------
 (State or Other          (Commission           (IRS employer
  Jurisdiction            File Number)        Identification No.)
of Incorporation)


E.A. Delle Donne Corporate Center
Montgomery Building
1011 Centre Road
Wilmington, Delaware                              19805-1266
-----------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:(302) 636-3300
                                                   --------------


                          Not Applicable
-----------------------------------------------------------------
  (former name or former address, if changed since last report)

Item 5.  Other Events.

     On February 13, 1998, prior to the effective time of the merger (the "Merger") of Coast Savings Financial, Inc. ("Coast") with H.F. Ahmanson & Company ("Ahmanson"), the Amended and Restated Declaration of Trust of the Coast Federal Litigation Contingent Payment Rights Trust (the "Trust"), dated as of February 13, 1998, was entered into by the Litigation Trustees of the Trust, Coast as Sponsor, Bankers Trust Company as Institutional Trustee, and Bankers Trust (Delaware) as Delaware Trustee. On February 13, 1998, at the effective time of the Merger, the Trust and Ahmanson entered into a Commitment Agreement, dated February 13, 1998, in the form attached as Exhibit A to the Trust Declaration.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      4.1  Amended and Restated Declaration of Trust of the
           Coast Federal Litigation Contingent Payment Rights
           Trust, dated as of February 13, 1998.

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 1998

                             COAST FEDERAL LITIGATION CONTINGENT
                             PAYMENT RIGHTS TRUST
                             (Registrant)


                             By:  /s/ Ray Martin
                                ----------------------------
                             Name: Ray Martin
                             Title: Litigation Trustee

                             By:  /s/ Robert L. Hunt II
                                ----------------------------
                             Name: Robert L. Hunt II
                             Title: Litigation Trustee

                             By:  /s/ James F. Barritt
                                ----------------------------
                             Name: James F. Barritt
                             Title: Litigation Trustee

                             By:  /s/ Norman H. Raiden
                                ----------------------------
                             Name: Norman H. Raiden
                             Title: Litigation Trustee

           EXHIBIT INDEX


4.1  Amended and Restated Declaration of Trust of the Coast
     Federal Litigation Contingent Payment Rights Trust, dated as of February 13, 1998.